The Prudential Series Fund
655 Broad Street, 17th Floor
Newark, New Jersey 07102
August 15, 2016
VIA EDGAR
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-1520
Re:	485(b) Filing for The Prudential Series Fund Registration numbers 002-80896 and 811-03623
Dear Sir or Madam:
Enclosed herewith for filing under Rule 497 (e) under the Securities Act of 1933 and the Investment Company Act of 1940 is one version of the prospectus for the above registrant. This prospectus discusses only certain portfolios of The Prudential Series Fund. This prospectus is to correspond to the portfolios that are made available under a separate account.
Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at 973-802-6469.
Sincerely,
/s/ Jonathan D. Shain

Jonathan D. Shain
Assistant Secretary